                                                                   Exhibit 10.14


                         SUMMARY OF TERMS OF LEASES FOR
                                ARK MORI BUILDING
               12-32, AKASAKA 1-CHOME, MINATO-KU, TOKYO 106, JAPAN

A.  LEASE RELATING TO PART OF THE 6TH AND 7TH FLOORS

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor), Mori Building Shoji Co., Ltd. (Lessor's Agent) and Minato Tochi Tatemono Ltd. (currently Goldman Sachs Realty Japan Ltd. ("GSRJL")) (Lessee).

2. Date: November 1, 1998

3. Area: 2,791.11 square meters (total)

4. Term: December 1, 1998 to November 30, 2000. This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5. Key Terms:

         Deposit: Currently Yen 415,384,155 (If the rent is increased at the time of renewal, the deposit will be increased by the amount that is 6 times the increased portion of the monthly rent; if, after such increase, the deposit is less than the amount that is 12 times the sum of the monthly rent as so increased and the then effective monthly maintenance fee, the deposit will be increased to such larger amount.)

         Rent: Currently Yen 27,818,993 per month (plus consumption tax*) (subject to increase at Mori's option at the time of renewal; Mori may also increase the rent at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance Fee: This Lease provides that GSRJL shall pay a maintenance fee which is annually set by Mori. The maintenance fee for the period from December 1, 1998 to March 31, 1999 is Yen 6,796,353 per month (plus consumption tax). Mori has notified GSRJL that the maintenance fee for the period from April 1, 1999 to March 31, 2000 will be Yen 6,796,353 per month (plus consumption tax). (Mori may also increase the maintenance fee at any time if there have been significant increases in rents at neighboring buildings, taxes or

--------

* Until March 31, 1997, the rate of consumption tax was 3%, and it was increased to 5% on April 1, 1997, which is the currently effective rate.

         other charges with respect to the building, or other changes in economic conditions.)

         Maintenance:

         a. GSRJL shall be solely responsible for the care of the leased premises and shall use such premises and areas of common use with the level of care exercised by a good caretaker.

         b.       GSRJL shall not do any of the following in the building:

                  (i) Bring in any object that is excessively heavy, flammable or dangerous, or do anything which may be harmful to the preservation of the building.

                  (ii) Perform any act that may disturb the administration of the building, such as lodging, keeping a pet, etc.

                  (iii) Perform any other acts which may cause trouble to Mori or other lessees.

         c. In the event of damage caused to Mori or other lessees due to the fault of GSRJL, its employees or contractors, GSRJL shall promptly notify Mori of such damage and compensate the other parties for damages sustained by them.

         d. GSRJL shall select from among its employees a person to be in charge of fire prevention and shall file with the appropriate fire station the name of the individual.

         Indemnification:

         Mori shall be indemnified for any damage resulting from fire, theft or the breakdown of facilities that are not attributable to its willful acts or gross negligence.

6. Provisions for Furniture, Fixtures, Out-fitting, Renovation:

         Renovation/Repair:

         a. GSRJL shall cooperate with Mori in the repair of, improvement of, refurbishment of or any other work to be conducted on the leased premises, common space, fixtures and equipment. Mori shall not be held responsible for any damage caused by such work, including the suspension of use of common space, restriction on the use of the leased premises and common space and reduced services.

         b. If Mori should conduct repairs on a large scale, Mori may terminate this Lease with twelve months' advance written notice to GSRJL.

        Repairs:

         a. If GSRJL intends to conduct repair work, GSRJL shall as a general principle obtain prior written consent from Mori and ask Mori or persons as designated by Mori to carry out such work. All the expenses required for such repair work shall be borne by GSRJL.

7. Prohibition of Assignment and Sublease:

         a. GSRJL shall not, regardless of the reason, assign or sublease any part or all of the leased premises or use the leased premises as a security.

         b. GSRJL shall not do any of the following without the written consent of Mori:

                  (i) Allow a third party to use or live in a part or all of the leased premises, regardless of the purpose; or

                  (ii) Set up a sign or install a telephone or telex in the leased premises in a name other than that of GSRJL.

8. Termination of Lease:

         a. Mori may terminate this Lease, without notice, in any of the following events:

                  (i) If GSRJL violates any one of the provisions of this Lease or any contract incidental thereto; or

                  (ii) If a petition is filed by GSRJL for dissolution, bankruptcy, composition, arrangement, or corporate reorganization, or if GSRJL loses its social prestige due to the violation of law or unfair business conduct.

         b.       Penalty for Termination of Lease:

                           When this Lease is terminated by Mori, GSRJL shall pay to Mori a sum of money equivalent to six months' rent as a penalty. This, however, shall not include any claim for compensation for damages caused by Mori to GSRJL.

         c.       Cancellation:

                  (i) Either Mori or GSRJL may cancel this Lease with six months' written notice given to the other party when either party is forced to cancel this Lease due to compelling reasons during the life of this Lease. GSRJL, however, may immediately terminate this Lease by paying to Mori a sum of money equivalent to six months' rent.

                  (ii) If GSRJL should cancel this Lease after execution but before commencement of this Lease due to reasons attributable to GSRJL, GSRJL shall pay to Mori as a penalty an amount equivalent to six months' rent.

9. Confidentiality Clause: Neither Mori nor GSRJL shall disclose the contents of this Lease to any third party.

B.  LEASE RELATING TO PART OF THE 4TH AND 19TH FLOORS

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor), Mori Building Shoji Co., Ltd. (Lessor's Agent) and Minato Tochi Tatemono Ltd. (currently Goldman Sachs Realty Japan Ltd. ("GSRJL")) (Lessee).

2. Date:  July 28, 1998

3. Area:  1,576.25 square meters (total)

4. Term: August 1, 1998 to July 31, 2000. This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5. Key Terms:

         Deposit: Currently Yen 234,583,830 (If the rent is increased at the time of renewal, the deposit will be increased by the amount that is 6 times the increased portion of the monthly rent; if, after such increase, the deposit is less than the amount that is 12 times the sum of the monthly rent as so increased and the then effective monthly maintenance fee, the deposit will be increased to such larger amount.)

         Rent: Currently Yen 15,710,484 per month (plus consumption tax) (subject to increase at Mori's option at the time of renewal; Mori may also increase the rent at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance Fee: This Lease provides that GSRJL shall pay a maintenance fee which is annually set by Mori. The maintenance fee for the period from August 1, 1998 to March 31, 1999 is Yen 3,731,394 per month (plus consumption tax). Mori has notified GSRJL that the maintenance fee for the period from April 1, 1999 to March 31, 2000 will be Yen 3,838,169 per month (plus consumption tax). (Mori may also increase the maintenance fee at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance:

         a. GSRJL shall be solely responsible for the care of the leased premises and shall use such premises and areas of common use with the level of care exercised by a good caretaker.

         b.       GSRJL shall not do any of the following in the building:

                  (i) Bring in any object that is excessively heavy, flammable or dangerous, or do anything which may be harmful to the preservation of the building.

                  (ii) Perform any act that may disturb the administration of the building, such as lodging, keeping a pet, etc.

                  (iii) Perform any other acts which may cause trouble to Mori or other lessees.

         c. In the event of damage caused to Mori or other lessees due to the fault of GSRJL, its employees or contractors, GSRJL shall promptly notify Mori of such damage and compensate the other parties for damages sustained by them.

         d. GSRJL shall select from among its employees a person to be in charge of fire prevention and shall file with the appropriate fire station the name of the individual.

         Indemnification:

         Mori shall be indemnified for any damage resulting from fire, theft or the breakdown of facilities that are not attributable to its willful acts or gross negligence.

6. Provisions for Furniture, Fixtures, Out-fitting, Renovation:

         Renovation/Repair:

         a. GSRJL shall cooperate with Mori in the repair of, improvement of, refurbishment of or any other work to be conducted on the leased premises, common space, fixtures and equipment. Mori shall not be held responsible for any damage caused by such work, including the suspension of use of common space, restriction on the use of the leased premises and common space and reduced services.

         b. If Mori should conduct repairs on a large scale, Mori may terminate this Lease with twelve months' advance written notice to GSRJL.

         Repairs:

         a. If GSRJL intends to conduct repair work, GSRJL shall as a general principle obtain prior written consent from Mori and ask Mori or persons as designated by Mori to carry out such work. All the expenses required for such repair work shall be borne by GSRJL.

7. Prohibition of Assignment and Sublease:

         a. GSRJL shall not, regardless of the reason, assign or sublease any part or all of the leased premises or use the leased premises as a security.

         b. GSRJL shall not do any of the following without the written consent of Mori:

                  (i) Allow a third party to use or live in a part or all of the leased premises, regardless of the purpose; or

                  (ii) Set up a sign or install a telephone or telex in the leased premises in a name other than that of GSRJL.

8. Termination of Lease:

         a. Mori may terminate this Lease, without notice, in any of the following events:

                  (i) If GSRJL violates any one of the provisions of this Lease or any contract incidental thereto; or

                  (ii) If a petition is filed by GSRJL for dissolution, bankruptcy, composition, arrangement, or corporate reorganization, or if GSRJL loses its social prestige due to the violation of law or unfair business conduct.

         b.       Penalty for Termination of Lease:

                           When this Lease is terminated by Mori, GSRJL shall pay to Mori a sum of money equivalent to six months' rent as a penalty. This, however, shall not include any claim for compensation for damages caused by Mori to GSRJL.

         c.       Cancellation:

                  (i) Either Mori or GSRJL may cancel this Lease with six months' written notice given to the other party when either party is forced to cancel this Lease due to compelling reasons during the life of this Lease. GSRJL, however, may immediately terminate this Lease by paying to Mori a sum of money equivalent to six months' rent.

                  (ii) If GSRJL should cancel this Lease after execution but before commencement of this Lease due to reasons attributable to GSRJL, GSRJL shall pay to Mori as a penalty an amount equivalent to six months' rent.

9. Confidentiality Clause: Neither Mori nor GSRJL shall disclose the contents of this Lease to any third party.

C.  LEASE RELATING TO PART OF 6TH FLOOR

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor), Mori Building Shoji Co., Ltd. (Lessor's Agent) and Goldman Sachs Realty Japan Ltd. ("GSRJL") (Lessee).

2. Date: November 13, 1997

3. Area: 1,382.22 square meters

4. Term: December 1, 1997 to November 30, 1999. This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5. Key Terms:

         Deposit: Currently Yen 205,707,516 (If the rent is increased at the time of renewal, the deposit will be increased by the amount that is 6 times the increased portion of the monthly rent; if, after such increase, the deposit is less than the amount that is 12 times the sum of the monthly rent as so increased and the then effective monthly maintenance fee, the deposit will be increased to such larger amount.)

         Rent: Currently Yen 13,776,587 per month (plus consumption tax) (subject to increase at Mori's option at the time of renewal; Mori may also increase the rent at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance Fee: This Lease provides that GSRJL shall pay a maintenance fee which is annually set by Mori. The maintenance fee for the period from April 1, 1998 to March 31, 1999 is Yen 3,365,706 per month (plus consumption tax). Mori has notified GSRJL that the maintenance fee for the period from April 1, 1999 to March 31, 2000 will be Yen 3,365,706 per month (plus consumption tax). (Mori may also increase the maintenance fee at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance:

         a. GSRJL shall be solely responsible for the care of the leased premises and shall use such premises and areas of common use with the level of care exercised by a good caretaker.

         b.       GSRJL shall not do any of the following in the building:

                  (i) Bring in any object that is excessively heavy, flammable or dangerous, or do anything which may be harmful to the preservation of the building.

                  (ii) Perform any act that may disturb the administration of the building, such as lodging, keeping a pet, etc.

                  (iii) Perform any other acts which may cause trouble to Mori or other lessees.

         c. In the event of damage caused to Mori or other lessees due to the fault of GSRJL, its employees or contractors, GSRJL shall promptly notify Mori of such damage and compensate the other parties for damages sustained by them.

         d. GSRJL shall select from among its employees a person to be in charge of fire prevention and shall file with the appropriate fire station the name of the individual.

         Indemnification:

         Mori shall be indemnified for any damage resulting from fire, theft or the breakdown of facilities that are not attributable to its willful acts or gross negligence.

6. Provisions for Furniture, Fixtures, Out-fitting, Renovation:

         Renovation/Repair:

         a. GSRJL shall cooperate with Mori in the repair of, improvement of, refurbishment of or any other work to be conducted on the leased premises, common space, fixtures and equipment. Mori shall not be held responsible for any damage caused by such work, including the suspension of use of common space, restriction on the use of the leased premises and common space and reduced services.

         b. If Mori should conduct repairs on a large scale, Mori may terminate this Lease with twelve months' advance written notice to GSRJL.

         Repairs:

         a. If GSRJL intends to conduct repair work, GSRJL shall as a general principle obtain prior written consent from Mori and ask Mori or persons as designated by Mori to carry out such work. All the expenses required for such repair work shall be borne by GSRJL.

7. Prohibition of Assignment and Sublease:

         a. GSRJL shall not, regardless of the reason, assign or sublease any part or all of the leased premises or use the leased premises as a security.

         b. GSRJL shall not do any of the following without the written consent of Mori:

                  (i) Allow a third party to use or live in a part or all of the leased premises, regardless of the purpose; or

                  (ii) Set up a sign or install a telephone or telex in the leased premises in a name other than that of GSRJL.

8.  Termination of Lease:

         a. Mori may terminate this Lease, without notice, in any of the following events:

                  (i) If GSRJL violates any one of the provisions of this Lease or any contract incidental thereto; or

                  (ii) If a petition is filed by GSRJL for dissolution, bankruptcy, composition, arrangement, or corporate reorganization, or if GSRJL loses its social prestige due to the violation of law or unfair business conduct.

         b.       Penalty for Termination of Lease:

                           When this Lease is terminated by Mori, GSRJL shall pay to Mori a sum of money equivalent to six months' rent as a penalty. This, however, shall not include any claim for compensation for damages caused by Mori to GSRJL.

         c.       Cancellation:

                  (i) Either Mori or GSRJL may cancel this Lease with six months' written notice given to the other party when either party is forced to cancel this Lease due to compelling reasons during the life of this Lease. GSRJL, however, may immediately terminate this Lease by paying to Mori a sum of money equivalent to six months' rent.

                  (ii) If GSRJL should cancel this Lease after execution but before commencement of this Lease due to reasons attributable to GSRJL, GSRJL shall pay to Mori as a penalty an amount equivalent to six months' rent.

9. Confidentiality Clause: Neither Mori nor GSRJL shall disclose the contents of this Lease to any third party.

D.  LEASE RELATING TO PART OF THE 30TH FLOOR

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor), Mori Building Shoji Co., Ltd. (Lessor's Agent) and Goldman Sachs Realty Japan Ltd. ("GSRJL") (Lessee).

2. Date: March 25, 1997

3. Area: 89.93 square meters

4. Term: March 25, 1996 to March 31, 1998. (The term was extended by the amendment to this Lease. See "D-1. Amendment to Lease relating to part of the 30th floor" below.) This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5. Key Terms:

         Deposit: Currently Yen 10,462,464 (If the rent is increased at the time of renewal and the deposit is less than the amount that is 12 times the monthly rent as so increased, the deposit will be increased to such larger amount.)

         Rent: Initially Yen 652,892 per month (plus consumption tax); pursuant to the amendment to this Lease, increased to Yen 685,537 per month (plus consumption tax) starting in April 1998 (subject to increase at Mori's option at the time of renewal; Mori may also increase the rent at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance Fee: This Lease provides that GSRJL shall pay a maintenance fee which is annually set by Mori. The maintenance fee for the period from March 1, 1998 to March 31, 1999 is Yen 218,980 per month (plus consumption tax). Mori has notified GSRJL that the maintenance fee for the period from April 1, 1999 to March 31, 2000 will be Yen 218,980 per month (plus consumption tax). (Mori may also increase the maintenance fee at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance:

         a. GSRJL shall be solely responsible for the care of the leased premises and shall use such premises and areas of common use with the level of care exercised by a good caretaker.

         b.       GSRJL shall not do any of the following in the building:

                  (i) Bring in any object that is excessively heavy, flammable or dangerous, or do anything which may be harmful to the preservation of the building.

                  (ii) Perform any act that may disturb the administration of the building, such as lodging, keeping a pet, etc.

                  (iii) Perform any other acts which may cause trouble to Mori or other lessees.

         c. In the event of damage caused to Mori or other lessees due to the fault of GSRJL, its employees or contractors, GSRJL shall promptly notify Mori of such damage and compensate the other parties for damages sustained by them.

         d. GSRJL shall select from among its employees a person to be in charge of fire prevention and shall file with the appropriate fire station the name of the individual.

         Indemnification:

         Mori shall be indemnified for any damage resulting from fire, theft or the breakdown of facilities that are not attributable to its willful acts or gross negligence.

6. Provisions for Furniture, Fixtures, Out-fitting, Renovation:

         Renovation/Repair:

         a. GSRJL shall cooperate with Mori in the repair of, improvement of, refurbishment of or any other work to be conducted on the leased premises, common space, fixtures and equipment. Mori shall not be held responsible for any damage caused by such work, including the suspension of use of common space, restriction on the use of the leased premises and common space and reduced services.

         b. If Mori should conduct repairs on a large scale, Mori may terminate this Lease with twelve months' advance written notice to GSRJL.

         Repairs:

         a. If GSRJL intends to conduct repair work, GSRJL shall as a general principle obtain prior written consent from Mori and ask Mori or persons as designated by Mori to carry out such work. All the expenses required for such repair work shall be borne by GSRJL.

7. Prohibition of Assignment and Sublease:

         a. GSRJL shall not, regardless of the reason, assign or sublease any part or all of the leased premises or use the leased premises as a security.

         b. GSRJL shall not do any of the following without the written consent of Mori:

                  (i) Allow a third party to use or live in a part or all of the leased premises, regardless of the purpose; or

                  (ii) Set up a sign or install a telephone or telex in the leased premises in a name other than that of GSRJL.

8. Termination of Lease:

         a. Mori may terminate this Lease, without notice, in any of the following events:

                  (i) If GSRJL violates any one of the provisions of this Lease or any contract incidental thereto; or

                  (ii) If a petition is filed by GSRJL for dissolution, bankruptcy, composition, arrangement, or corporate reorganization, or if GSRJL loses its social prestige due to the violation of law or unfair business conduct.

         b.       Penalty for Termination of Lease:

                           When this Lease is terminated by Mori, GSRJL shall pay to Mori a sum of money equivalent to six months' rent as a penalty. This, however, shall not include any claim for compensation for damages caused by Mori to GSRJL.

         c.       Cancellation:

                  (i) Either Mori or GSRJL may cancel this Lease with six months' written notice given to the other party when either party is forced to cancel this Lease due to compelling reasons during the life of this Lease. GSRJL, however, may immediately terminate this Lease by paying to Mori a sum of money equivalent to six months' rent.

                  (ii) If GSRJL should cancel this Lease after execution but before commencement of this Lease due to reasons attributable to GSRJL, GSRJL shall pay to Mori as a penalty an amount equivalent to six months' rent.

9. Confidentiality Clause: Neither Mori nor GSRJL shall disclose the contents of this Lease to any third party.


D-1. AMENDMENT TO LEASE RELATING TO PART OF THE 30TH FLOOR (SEE D. ABOVE)

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor), Mori Building Shoji Co., Ltd. (Lessor's Agent) and Goldman Sachs Realty Japan Ltd. ("GSRJL") (Lessee).

2. Date: [not dated]

3. Area: 89.93 square meters

4. Term: April 1, 1998 to March 31, 2000. This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5. Key Terms:

         Rent: Yen 685,537 per month (plus consumption tax)

         Others:  See C. above for other key terms.

E. LEASE RELATING TO PART OF THE 4TH FLOOR AND THE ENTIRE 5TH, 9TH AND 10TH
FLOORS

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor), Mori Building Shoji Co., Ltd. (Lessor's Agent) and Goldman Sachs Realty Japan Ltd. ("GSRJL") (Lessee).

2. Date: July 1, 1994

3. Area: 10,397.95 square meters consisting of (i) office spaces of 10,011.58 square meters ("Space A") and (ii) a machine room of 386.37 square meters ("Space B")

4. Term: July 1, 1994 to June 30, 2005. This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5. Key Terms:

         Deposit:

                  For Space A

                           Yen 734,112,000 from July 1, 1994 to June 30, 1995

                           Yen 1,090,260,000 from July 1, 1995 to June 30, 1999

                           Yen 1,155,675,600 from July 1, 1999 to June 30, 2001

                           Yen 1,225,016,136 from July 1, 2001 to June 30, 2003

                           Yen 1,298,517,108 from July 1, 2003 to June 30, 2005

                  For Space B

                           Yen 0 from July 1, 1994 to June 30, 1995

                           Yen 25,228,800 from July 1, 1995 to June 30, 1999

                           Yen 26,742,528 from July 1, 1999 to June 30, 2001

                           Yen 28,347,084 from July 1, 2001 to June 30, 2003

                           Yen 30,047,904 from July 1, 2003 to June 30, 2005

                  Thereafter - if the rent is increased at the time of renewal and the deposit is less than the amount that is 12 times the monthly rent as so increased, the deposit will be increased to such larger amount.

         Rent:
                  For Space A

                           Yen 61,176,000 per month from July 1, 1994 to June 30, 1995

                           Yen 90,855,000 per month from July 1, 1995 to June 30, 1999

                           Yen 96,306,300 per month from July 1, 1999 to June 30, 2001

                           Yen 102,084,678 per month from July 1, 2001 to June 30, 2003

                           Yen 108,209,759 per month from July 1, 2003 to June 30, 2005 (in each case, plus consumption tax)

                  For Space B

                           Yen 0 per month from July 1, 1994 to June 30, 1995

                           Yen 2,102,400 per month from July 1, 1995 to June 30, 1999

                           Yen 2,228,544 per month from July 1, 1999 to June 30, 2001

                           Yen 2,362,257 per month from July 1, 2001 to June 30, 2003

                           Yen 2,503,992 per month from July 1, 2003 to June 30, 2005 (in each case, plus consumption tax)

                  Thereafter - subject to increase at Mori's option at the time of renewal; Mori may also increase the rent at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.

         Maintenance Fee:

                  For Space A

                           Yen 24,378,197 per month from July 1, 1994 to June 30, 1995

                           Yen 22,713,750 per month from July 1, 1995 to June 30, 1999

                           Yen 24,076,575 per month from July 1, 1999 to June 30, 2001

                           Yen 25,521,170 per month from July 1, 2001 to June 30, 2003

                           Yen 27,052,440 per month from July 1, 2003 to June 30, 2005 (in each case, plus consumption tax)

                  For Space B

                           Yen 940,811 per month from July 1, 1994 to June 30, 1995

                           Yen 876,000 per month from July 1, 1995 to June 30, 1999

                           Yen 928,560 per month from July 1, 1999 to June 30, 2001

                           Yen 984,274 per month from July 1, 2001 to June 30, 2003

                           Yen 1,043,330 per month from July 1, 2003 to June 30, 2005 (in each case, plus consumption tax)

                  Thereafter - GSRJL shall pay a maintenance fee which is annually set by Mori. (Mori may also increase the maintenance fee at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance:

         a. GSRJL shall be solely responsible for the care of the leased premises and shall use such premises and areas of common use with the level of care exercised by a good caretaker.

         b.       GSRJL shall not do any of the following in the building:

                  (i) Bring in any object that is excessively heavy, flammable or dangerous, or do anything which may be harmful to the preservation of the building.

                  (ii) Perform any act that may disturb the administration of the building, such as lodging, keeping a pet, etc.

                  (iii) Perform any other acts which may cause trouble to Mori or other lessees.

         c. In the event of damage caused to Mori or other lessees due to the fault of GSRJL, its employees or contractors, GSRJL shall promptly notify Mori of such damage and compensate the other parties for damages sustained by them.

         d. GSRJL shall select from among its employees a person to be in charge of fire prevention and shall file with the appropriate fire station the name of the individual.

         Indemnification:

         Mori shall be indemnified for any damage resulting from fire, theft or the breakdown of facilities that are not attributable to its willful acts or gross negligence.

6. Provisions for Furniture, Fixtures, Out-fitting, Renovation:

         Renovation/Repair:

         a. GSRJL shall cooperate with Mori in the repair of, improvement of, refurbishment of or any other work to be conducted on the leased premises, common space, fixtures and equipment. Mori shall not be held responsible for any damage caused by such work, including the suspension of use of common space, restriction on the use of the leased premises and common space and reduced services.

         b. If Mori should conduct repairs on a large scale, Mori may terminate this Lease with twelve months' advance written notice to GSRJL.

         Repairs:

         a. If GSRJL intends to conduct repair work, GSRJL shall as a general principle obtain prior written consent from Mori and ask Mori or persons as designated by Mori to carry out such work. All the expenses required for such repair work shall be borne by GSRJL.

7. Prohibition of Assignment and Sublease:

         a. GSRJL shall not, regardless of the reason, assign or sublease any part or all of the leased premises or use the leased premises as a security.

         b. GSRJL shall not do any of the following without the written consent of Mori:

                  (i) Allow a third party to use or live in a part or all of the leased premises, regardless of the purpose; or

                  (ii) Set up a sign or install a telephone or telex in the leased premises in a name other than that of GSRJL.

8. Termination of Lease:

         a. Mori may terminate this Lease, without notice, in any of the following events:

                  (i) If GSRJL violates any one of the provisions of this Lease or any contract incidental thereto; or

                  (ii) If a petition is filed by GSRJL for dissolution, bankruptcy, composition, arrangement, or corporate reorganization, or if GSRJL loses its social prestige due to the violation of law or unfair business conduct.

         b.       Penalty for Termination of Lease:

                           When this Lease is terminated by Mori, GSRJL shall pay to Mori a sum of money equivalent to (i) 15 months' rent in the case of termination by Mori on or before June 30, 2005, or (ii) six months' rent in the case of termination by Mori after on or after July 1, 2005, as a penalty. This, however, shall not include any claim for compensation for damages caused by Mori to GSRJL.

         c.       Cancellation:

                  (i) Either Mori or GSRJL may cancel this Lease with six months' written notice given to the other party when either party is forced to cancel this Lease due to compelling reasons during the life of this Lease. GSRJL, however, may immediately terminate this Lease by paying to Mori a sum of money equivalent to six months' rent. Notwithstanding the foregoing, Mori and GSRJL has agreed not to cancel this Lease in any event before June 30, 2005.

                  (ii) If GSRJL should cancel this Lease after execution but before commencement of this Lease due to reasons attributable to GSRJL, GSRJL shall pay to Mori as a penalty an amount equivalent to six months' rent.

9. Confidentiality Clause: Neither Mori nor GSRJL shall disclose the contents of this Lease to any third party.

F. LEASE (NO. 1) RELATING TO PART OF THE 19TH FLOOR

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor) and Goldman Sachs Realty Japan Ltd. ("GSRJL") (Lessee).

2. Date: April 8, 1999

3. Area: 744.04 square meters (total)

4. Term: April 12, 1999 to April 30, 2001. This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5.  Key Terms:

         Deposit: Currently Yen 110,731,009 (If the rent is increased at the time of renewal, the deposit will be increased by the amount that is 6 times the increased portion of the monthly rent; if, after such increase, the deposit is less than the amount that is 12 times the sum of the monthly rent as so increased and the then effective monthly maintenance fee, the deposit will be increased to such larger amount.)

         Rent: Currently Yen 7,415,847 per month (plus consumption tax) (subject to increase at Mori's option at the time of renewal; Mori may also increase the rent at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance Fee: This Lease provides that GSRJL shall pay a maintenance fee which is annually set by Mori. The maintenance fee for the period from April 12, 1999 to March 31, 2000 is Yen 1,811,737 per month (plus consumption tax). (Mori may also increase the maintenance fee at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance:
         a. GSRJL shall be solely responsible for the care of the leased premises and shall use such premises and areas of common use with the level of care exercised by a good caretaker.
         b. GSRJL shall not do any of the following in the building:
           (i) Bring in any object that is excessively heavy, flammable or dangerous, or do anything which may be harmful to the preservation of the building.
          (ii) Perform any act that may disturb the administration of the building, such as lodging, keeping a pet, etc.

                  (iii) Perform any other acts which may cause trouble to Mori or other lessees.

         c. In the event of damage caused to Mori or other lessees due to the fault of GSRJL, its employees or contractors, GSRJL shall promptly notify Mori of such damage and compensate the other parties for damages sustained by them.

         d. GSRJL shall select from among its employees a person to be in charge of fire prevention and shall file with the appropriate fire station the name of the individual.

         Indemnification:
         Mori shall be indemnified for any damage resulting from fire, theft or the breakdown of facilities that are not attributable to its willful acts or gross negligence.

6. Provisions for Furniture, Fixtures, Out-fitting, Renovation:
   Renovation/Repair:
   a. GSRJL shall cooperate with Mori in the repair of, improvement of, refurbishment of or any other work to be conducted on the leased premises, common space, fixtures and equipment. Mori shall not be held responsible for any damage caused by such work, including the suspension of use of common space, restriction on the use of the leased premises and common space and reduced services.
   b. If Mori should conduct repairs on a large scale, Mori may terminate this Lease with twelve months' advance written notice to GSRJL.
   Repairs:
   a. If GSRJL intends to conduct repair work, GSRJL shall as a general principle obtain prior written consent from Mori and ask Mori or persons as designated by Mori to carry out such work. All the expenses required for such repair work shall be borne by GSRJL.

7. Prohibition of Assignment and Sublease:
   a. GSRJL shall not, regardless of the reason, assign or sublease any part or all of the leased premises or use the leased premises as a security.
   b. GSRJL shall not do any of the following without the written consent of
      Mori:

     (i) Allow a third party to use or live in a part or all of the leased premises, regardless of the purpose; or

    (ii) Set up a sign or install a telephone or telex in the leased premises in a name other than that of GSRJL.

8. Termination of Lease:

         a. Mori may terminate this Lease, without notice, in any of the following events:

                  (i) If GSRJL violates any one of the provisions of this Lease or any contract incidental thereto; or
                  (ii) If a petition is filed by GSRJL for dissolution, bankruptcy, composition, arrangement, or corporate reorganization, or if GSRJL loses its social prestige due to the violation of law or unfair business conduct.
         b.       Penalty for Termination of Lease:
                           When this Lease is terminated by Mori, GSRJL shall pay to Mori a sum of money equivalent to six months' rent as a penalty. This, however, shall not include any claim for compensation for damages caused by Mori to GSRJL.
         c.       Cancellation:
                  (i) Either Mori or GSRJL may cancel this Lease with six months' written notice given to the other party when either party is forced to cancel this Lease due to compelling reasons during the life of this Lease. GSRJL, however, may immediately terminate this Lease by paying to Mori a sum of money equivalent to six months' rent.
                  (ii) If GSRJL should cancel this Lease after execution but before commencement of this Lease due to reasons attributable to GSRJL, GSRJL shall pay to Mori as a penalty an amount equivalent to six months' rent.

9. Confidentiality Clause: Neither Mori nor GSRJL shall disclose the contents of this Lease to any third party.

G.  LEASE (NO. 2) RELATING TO PART OF THE 19TH FLOOR

1. Parties: Mori Building Co., Ltd. ("Mori") (Lessor) and Goldman Sachs Realty Japan Ltd. ("GSRJL") (Lessee).

2. Date: April 8, 1999

3. Area: 679.75 square meters (total)

4. Term: August 1, 1999 to July 31, 2001. This Lease will be renewed for additional two years from the day following the expiration date unless either Mori or GSRJL gives the other party notice of its intention to refuse renewal not later than six months before the expiration date.

5.  Key Terms:

         Deposit: Initially Yen 101,163,114 (If the rent is increased at the time of renewal, the deposit will be increased by the amount that is 6 times the increased portion of the monthly rent; if, after such increase, the deposit is less than the amount that is 12 times the sum of the monthly rent as so increased and the then effective monthly maintenance fee, the deposit will be increased to such larger amount.)

         Rent: Initially Yen 6,775,068 per month (plus consumption tax) (subject to increase at Mori's option at the time of renewal; Mori may also increase the rent at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

         Maintenance Fee: This Lease provides that GSRJL shall pay a maintenance fee which is annually set by Mori. The initial maintenance fee for the period from August 1, 1999 to March 31, 2000 will be Yen 1,655,191 per month (plus consumption tax). (Mori may also increase the maintenance fee at any time if there have been significant increases in rents at neighboring buildings, taxes or other charges with respect to the building, or other changes in economic conditions.)

        Maintenance:
         a. GSRJL shall be solely responsible for the care of the leased premises and shall use such premises and areas of common use with the level of care exercised by a good caretaker.
         b.       GSRJL shall not do any of the following in the building:
                 (i) Bring in any object that is excessively heavy, flammable or dangerous, or do anything which may be harmful to the preservation of the building.
                (ii) Perform any act that may disturb the administration
                     of the building, such as lodging, keeping a pet, etc.

                  (iii) Perform any other acts which may cause trouble to Mori or other lessees.
         c. In the event of damage caused to Mori or other lessees due to the fault of GSRJL, its employees or contractors, GSRJL shall promptly notify Mori of such damage and compensate the other parties for damages sustained by them.
         d. GSRJL shall select from among its employees a person to be in charge of fire prevention and shall file with the appropriate fire station the name of the individual.
         Indemnification:
         Mori shall be indemnified for any damage resulting from fire, theft or the breakdown of facilities that are not attributable to its willful acts or gross negligence.

6. Provisions for Furniture, Fixtures, Out-fitting, Renovation:

         Renovation/Repair:
         a. GSRJL shall cooperate with Mori in the repair of, improvement of, refurbishment of or any other work to be conducted on the leased premises, common space, fixtures and equipment. Mori shall not be held responsible for any damage caused by such work, including the suspension of use of common space, restriction on the use of the leased premises and common space and reduced services.
         b. If Mori should conduct repairs on a large scale, Mori may terminate this Lease with twelve months' advance written notice to GSRJL.
         Repairs:
         a. If GSRJL intends to conduct repair work, GSRJL shall as a general principle obtain prior written consent from Mori and ask Mori or persons as designated by Mori to carry out such work. All the expenses required for such repair work shall be borne by GSRJL.

7. Prohibition of Assignment and Sublease:
         a. GSRJL shall not, regardless of the reason, assign or sublease any part or all of the leased premises or use the leased premises as a security.
         b. GSRJL shall not do any of the following without the written consent of Mori:
            (i) Allow a third party to use or live in a part or all of the leased premises, regardless of the purpose; or
           (ii) Set up a sign or install a telephone or telex in the leased premises in a name other than that of GSRJL.

8.  Termination of Lease:


         a. Mori may terminate this Lease, without notice, in any of the following events:

                  (i) If GSRJL violates any one of the provisions of this Lease or any contract incidental thereto; or

                  (ii) If a petition is filed by GSRJL for dissolution, bankruptcy, composition, arrangement, or corporate reorganization, or if GSRJL loses its social prestige due to the violation of law or unfair business conduct.
         b.       Penalty for Termination of Lease:
                           When this Lease is terminated by Mori, GSRJL shall pay to Mori a sum of money equivalent to six months' rent as a penalty. This, however, shall not include any claim for compensation for damages caused by Mori to GSRJL.
         c.       Cancellation:
                  (i) Either Mori or GSRJL may cancel this Lease with six months' written notice given to the other party when either party is forced to cancel this Lease due to compelling reasons during the life of this Lease. GSRJL, however, may immediately terminate this Lease by paying to Mori a sum of money equivalent to six months' rent.
                  (ii) If GSRJL should cancel this Lease after execution but before commencement of this Lease due to reasons attributable to GSRJL, GSRJL shall pay to Mori as a penalty an amount equivalent to six months' rent.

9. Confidentiality Clause: Neither Mori nor GSRJL shall disclose the contents of this Lease to any third party.

                        CERTIFICATE OF ENGLISH SUMMARIES

     Pursuant to Rule 403(c) under the Securities Act of 1933, as amended, and Rule 306 of Regulation S-T, the Registrant hereby certifies that the Summary of Tokyo Leases included as Exhibit No. 10.14 to the Registration Statement on Form S-1 (No. 333-74449) of The Goldman Sachs Group, Inc. is a fair and materially accurate summary of such Leases.

                                        THE GOLDMAN SACHS GROUP, INC.
                                        (Registrant)


                                        By: /s/ Gregory K. Palm
                                            ___________________
                                            Gregory K. Palm
                                            General Counsel

                                        April 28, 1999